UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212-995-8300

Date of fiscal year end:

12/31

Date of reporting period: 12/31/06

Item 1.  Reports to Stockholders.

Boyar Value Fund, Inc.

Annual Report
December 31, 2006

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Dear Boyar Value Fund Shareholder:

Performance Results

What a difference a year makes.  During 2005, only the energy and basic materials sectors produced meaningful gains.  During 2006, however, every sector advanced by 10% or more, with the exception of health care and information technology which rose by 8.6% and 6.2% respectively.  Gains in the Boyar Value Fund were also broadly based, but one area that really stood out was “Old Media.”  This group, which was partially responsible for 2005’s underperformance, handily beat the leading indices in 2006.  Leading the pack were Cablevision (+63.9%), Comcast (+63.0%) and Walt Disney (+39.5%).

The portfolio also benefited from several corporate actions:  Following the disposal of its Northern and Parisian divisions, Saks paid two $4 special dividends in May and November of this year.  After dropping their low-ball offer for Cablevision last year, the Dolan family (controlling shareholders of Cablevision) redeemed themselves by returning $10 a share to shareholders and then making a somewhat more respectable $27 bid to take the company private.  Aviall, a company that the Fund began purchasing in 2000 was acquired by General Electric.  The Fund’s average cost per share was $7.07.  We sold Aviall’s common equity for almost $34 per share.  Mellon Financial rejected advances from The Bank of New York nearly eight years ago, but Mellon agreed to a less lucrative deal (nearly 50% below the price offered eight years ago) during the early part of December, thereby creating a servicing and asset management powerhouse.  While both stocks have moved higher, we still believe the combined entities could offer further upside given the significant cost cutting potential inherent in an amalgamation such as this, as well as a strong potential from multiple expansion.

Results for the Year Ended December 31, 2006

*Calculated without the maximum sales charge of 5.00%.

A Look Ahead

We entered 2006 with modest expectations for the U.S. equity market.  From a historical perspective the second year of a president’s term on average has captured below normal returns, while third year results have shined.  For example, in the entire history of the S&P 500 there have been only two negative third years of any president’s term.  They were both long ago:  In 1931 in the midst of the 1929-32 crash and in 1939 as the U.S. entered World War II- both unusual times.  All other third years were double-digit positive, except for single-digit positives in 1947 and 1987.  The average return in third years is 20%.

While we believe 2007 should be a good year for equities in general it might not be as stellar as we envisioned a year ago.  It is quite possible that some portion of 2006’s outsized gains could detract from 2007’s results.

One of our chief concerns for 2007 is the U.S. Housing Market. Recently, a number of leading economists have concluded that the slide in home sales is moderating and the worst of the housing slump is behind us. We are skeptical of anyone predicting a meaningful turnaround in the housing market during the current year.

The housing slump during 2000 was primarily attributable to high interest rates, and once the Fed became more accommodating, the housing market rebounded. A precipitous drop in interest rates from current low levels won’t do the trick this time around. Home prices are still much too high, and until sellers reduce their asking price inventories will not markedly diminish.

2007’s other wild card is the price of oil. We were lucky in terms of the weather last year … no hurricanes! In a recent statement, FED Chairman Bernanke indicated the recent slide in housing activity has been mitigated to some extent by moderating fuel prices. A colder than normal winter, supply disruption, or a more active hurricane season could place upward pressure on the price of petroleum.

On the positive side, corporate balance sheets remain as strong as they have been in the recent past, with companies using their cash hoards to buy back shares and increase their dividend payouts. In addition, private equity firms are flush with currency looking to do the next mega-deal.

As previously stated in prior correspondence, we continue to see the greatest value in the larger cap space. Their exposure to foreign markets should produce further growth while providing a valuable earnings hedge should the dollar’s slide continue. Additionally, their higher dividend yield, strong cash flow, and lower valuations provide further cushion in a potentially lower return environment.

The tortoise - not the hare - is invariably the winner.

For value investors, short-term performance can be quite deceiving. Those who placed $10,000 with the fund manager Sir John Templeton in 1954 saw their money grow to $632,000 by 1985. But during those 31 years, Templeton failed to outperform the Standard & Poor's Index approximately 40% of the time. Charles Munger, vice chairman of Warren Buffett's Berkshire Hathaway, at one point in his money management career, trailed the market for four out of five years. Over a 13-year period, however, he attained a compound annual rate of return of 19.8% versus only 5% for the S&P index.

 It is not unusual for the accounts managed by Boyar Asset Management to under perform the leading indices for multiple years. For example, during the technology craze of the late 1990s, we significantly underperformed the market, because we had zero exposure to that sector, and felt a collapse was inevitable. During the following five years, however, Boyar materially outdistanced the S&P 500 and more than made up for its previous lackluster performance.

Our performance during the last three years has not measured up to the S&P 500. The majority of the underperformance can be attributable to the lack of exposure to cyclical stocks. We have rarely bought a stock whose business is commodity based. We believe it is very difficult for an investor to consistently make money in this sector over a prolonged time frame.

Our mission is to make money for our clients over extended time frames.  Under no circumstance will we chase short term performance and invest in the fad of the moment!

As Warren Buffett so aptly put it, “we can’t promise you investment results, but you have our word we will not deviate from an investment style that has worked so well for years.”

Competitive Returns

Average Annual Returns

(As of 12/31/05)	1 Year	3 Year	5 Year	5/5/98* to 12/31/06
Boyar Value Fund
At NAV	19.72%	8.26%	7.43%	8.14%
Inclusive of salescharges**	13.75%	6.43%	6.33%	7.50%
After taxes on
distribution**	13.12%	6.07%	5.80%	7.04%
After taxes on distribution and the
sale of shares**	9.79%	5.49%	5.24%	6.35%
S&P 500 Index	15.80%	10.44%	6.19%	4.44%
Russell 2000 Index	18.37%	13.56%	11.39%	7.18%

                                                                        *Inception.

                                                                        **Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception

At NAV (5/5/98 through 12/31/06)

**Calculated without sales charges.

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Russell 2000 Index (“Russell 2000”) measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Dow Jones Industrial Average (“Dow Jones”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index.

Comparison of the Change in Value of a $10,000 Investment

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception.   The performance of the Fund includes the reinvestment of all dividends and capital gains and has been adjusted for the maximum applicable sales charge of 5.00%.   The performance of the chart does not reflect the deduction of taxes.

Portfolio Diversification By Sector (as of December 31, 2006)

(as a percentage of total net assets)

The composition of the Fund’s portfolio is subject to change.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending December 31, 2006
	1 Year	3 Year	5 Year	5/5/98* to 12/31/06
No load pre-tax returns	19.72%	8.26%	7.43%	8.14%
No load after-tax returns	13.71%	7.08%	6.20%	6.93%

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Boyar Value Fund Philosophy Goals

▪

The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

▪

Furthermore, quite a few of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts’ earnings expectations.

▪

Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a “margin of safety,” since most of these businesses have plunged in value by such a margin that most of the downside risk has been significantly reduced.

▪

Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

▪

A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

We thank you for your support and wish you a happy, healthy, prosperous and peaceful New Year.

If you have any questions please do not hesitate to call (212) 995-8300.

Very truly yours,

Mark A. Boyar

Chief Investment Officer

The Fund is distributed by Ladenburg Thalmann & Co., Inc

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2006
	Shares		Value
		COMMON STOCKS - 82.1%
		BANKS - 1.6%
	14,000	Bank of New York Co., Inc.	$ 551,180

		COMMERCIAL SERVICES - 2.9%
	11,000	Arbitron, Inc.	477,840
	22,600	Midas, Inc. *	519,800
			997,640

		COMPUTERS - 1.1%
	8,000	Diebold, Inc.	372,800

		DIVERSIFIED FINANCIAL SERVICES - 15.2%
	16,500	Ameriprise Financial, Inc.	899,250
	21,300	Citigroup, Inc.	1,186,410
	29,250	J.P. Morgan Chase & Co.	1,412,775
	4,400	Lehman Brothers Holdings, Inc.	343,728
	15,500	Merrill Lynch & Co., Inc.	1,443,050
			5,285,213

		FOOD & BEVERAGE - 3.4%
	14,000	H.J. Heinz Co.	630,140
	26,900	PepsiAmericas, Inc.	564,362
			1,194,502

		INSURANCE - 3.8%
	24,386	St. Paul Travelers Cos., Inc. (The)	1,309,285

		LEISURE TIME - 2.5%
	17,500	Carnival Corp.	858,375

		LODGING - 6.8%
	21,500	Hilton Hotels Corp.	750,350
	13,000	MGM Mirage *	745,550

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2006 (Continued)
	Shares		Value
		LODGING - 6.8% (Continued)
	18,100	Orient Express Hotels Ltd., Class A	$ 856,492
			2,352,392

		MEDIA - 22.4%
	38,076	CBS Corp., Class B	1,187,210
	24,064	Cablevision Systems-NY Grp., Class A	685,343
	19,500	Comcast Corp., Special Class A *	816,660
	15,500	Dow Jones & Co., Inc.	589,000
	7,000	Meredith Corp.	394,450
	44,100	Playboy Enterprises, Inc., Class B *	505,386
	19,500	Scholastic Corp. *	698,880
	25,500	The Walt Disney Co.	873,885
	70,000	Time Warner, Inc.	1,524,600
	12,576	Viacom Inc., Class B *	515,993
			7,791,407

		MISCELLANEOUS MANUFACTURER - 2.4%
	22,000	General Electric Co.	818,620

		PHARMACEUTICALS - 2.9%
	38,500	Pfizer, Inc.	997,150

		RETAIL - 11.2%
	12,000	CVS Corp.	370,920
	5,630	Hanover Direct, Inc. *	1,745
	18,000	Home Depot, Inc.	722,880
	10,900	IHOP Corp.	574,430
	25,000	Limited Brands, Inc.	723,500
	19,100	McDonald's Corp.	846,703
	37,500	Saks, Inc.	668,250
			3,908,428

		SEMICONDUCTORS - 0.5%
	8,000	DSP Group, Inc. *	173,600

See accompanying notes to financial statements.

	BOYAR VALUE FUND, INC.
	PORTFOLIO OF INVESTMENTS
	December 31, 2006 (Continued)
	Shares		Value
		SOFTWARE - 0.9%
	10,000	Microsoft Corp.	$ 298,600

		TELECOMMUNICATIONS - 3.2%
	15,000	Alltel Corp.	907,200
	13,441	Windstream Corp.	191,131
			1,098,331

		TRANSPORTATION - 1.3%
	6,000	United Parcel Service, Inc. Class B	449,880

		TOTAL COMMON STOCKS (Cost $19,627,881)	28,457,403

		INVESTMENT COMPANIES - 3.5%
	704,890	BNY Hamilton Fund - Premier Class, 4.94%**	704,890
	500,000	Milestone Treasury Obligation Portfolio - Institutional Class, 5.12%,**	500,000
		TOTAL INVESTMENT COMPANIES (Cost $1,204,890)	1,204,890
	Principal
	Amount
		U.S. GOVERNMENT & AGENCY OBLIGATION - 14.5%
	$ 5,014,000	Federal Home Loan Bank, Discount Notes, 4.92%, 1/4/07 (Cost $5,010,440)	5,010,440

		TOTAL INVESTMENTS - 100.1% (Cost $25,843,211) (a)	$ 34,672,733

		OTHER ASSETS & LIABILITIES - (0.1%)	(21,166)
		NET ASSETS - 100.0%	$ 34,651,567

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $25,856,031 and differs from market value by
	net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation $ 8,964,935
	Unrealized depreciation (148,233)
	Net unrealized appreciation $ 8,816,702

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2006.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investment securities:
At cost	$ 25,843,211
At value	$ 34,672,733
Receivable for Fund shares sold	42,939
Dividends and interest receivable	44,175
Prepaid expenses and other assets	12,085
TOTAL ASSETS	34,771,932

LIABILITIES
Management fees payable	14,195
Investment advisory fees payable	14,195
Distribution fees payable	13,788
Fund shares repurchased	4,419
Accrued expenses and other liabilities	73,768
TOTAL LIABILITIES	120,365
NET ASSETS	$ 34,651,567

Net Assets Consist Of:
Paid in capital	$ 25,732,174
Accumulated net investment income	6,197
Accumulated net realized gain from security transactions	83,674
Net unrealized appreciation of investments	8,829,522
NET ASSETS	$ 34,651,567

Shares of capital stock outstanding
(1,000,000,000 shares authorized, $0.001 par value)	2,021,784
Net asset value and redemption price per share (a)	$ 17.14

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 18.04

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$ 682,963
Interest	346,989
TOTAL INVESTMENT INCOME	1,029,952

EXPENSES
Investment advisory fees	154,671
Management fees	154,671
Professional fees	88,476
Distribution fees	77,336
Administrative services fees	48,611
Transfer agent fees	27,271
Accounting services fees	24,262
Insurance expense	23,059
Registration fees	22,866
Directors' fees and expenses	21,567
Printing and postage expenses	12,756
Custodian fees	9,291
Other expenses	4,008
TOTAL EXPENSES	668,845

Fees waived by the Adviser	(63,695)
Fees waived by the Manager	(63,695)
NET EXPENSES	541,455
NET INVESTMENT INCOME	488,497

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	1,123,187
Net change in unrealized appreciation of investments	4,138,897
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,262,084

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 5,750,581

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2006	2005
FROM OPERATIONS
Net investment income	$ 488,497	$ 76,723
Net realized gain from security transactions	1,123,187	855,097
Net change in unrealized appreciation on investments	4,138,897	(909,423)
Net increase in net assets resulting from operations	5,750,581	22,397

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(813,577)	(749,748)
From net investment income	(482,300)	(82,764)
From distributions to shareholders	(1,295,877)	(832,512)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,194,578	2,198,551
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,214,190	789,036
Payments for shares redeemed	(4,959,731)	(5,915,016)
Net increase (decrease) in net assets from capital share transactions	449,037	(2,927,429)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,903,741	(3,737,544)

NET ASSETS
Beginning of Year	29,747,826	33,485,370
End of Year	$ 34,651,567	$ 29,747,826
Accumulated net investment income	$ 6,197	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	265,195	142,895
Shares Reinvested	70,551	52,991
Shares Redeemed	(314,844)	(386,738)
Net increase (decrease) in shares outstanding	20,902	(190,852)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2004	2003	2002
Net Asset Value, beginning of year	$ 14.87	$ 15.28	$ 14.44	$ 11.76	$ 13.35

Activity from investment operations:
Net investment income (loss)	0.25	0.04	(0.02)	(0.04)	(0.05)
Net realized and unrealized
gain (loss) on investments (3)	2.69	(0.02)	0.87	3.09	(1.34)
Total from investment operations	2.94	0.02	0.85	3.05	(1.39)

Less distributions from:
Net investment income	(0.25)	(0.04)	-	-	-
Net realized gains	(0.42)	(0.39)	(0.01)	(0.37)	(0.20)
Total distributions	(0.67)	(0.43)	(0.01)	(0.37)	(0.20)

Net Asset Value, end of year	$ 17.14	$ 14.87	$ 15.28	$ 14.44	$ 11.76

Total return (1)	19.72%	0.11%	5.87%	25.90%	(10.45)%

Net assets, at end of year	$34,651,567	$29,747,826	$33,485,370	$26,649,602	$14,388,293

Ratio of gross expenses to average
net assets (2)	2.16%	2.35%	2.51%	2.69%	2.64%
Ratio of net expenses to average
net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	1.58%	0.24%	(0.12)%	(0.38)%	(0.45)%

Portfolio Turnover Rate	12%	9%	7%	19%	19%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser, Manager and Distributor.
(3)	Effect of redemption fees which became effective May 1, 2004 are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment adviser to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes’ (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  FIN 48 is to be implemented no later than June 29, 2007 and is to be applied to all open tax years.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the fund.

Use of Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,099,919 and $2,767,785 respectively.

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Adviser or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed, until April 30, 2007, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Adviser shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Adviser or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Adviser and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Adviser, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Adviser, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2006, the Manager, the Adviser, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $188,282

December 31, 2007

  $127,390

December 31, 2008

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the year ended December 31, 2006, the Distributor received $36,792 from front-end sales charges, of which $4,133 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended December 31, 2006, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $12,833 in trade commissions, of which Pershing Investments LLC was paid approximately 12.5%.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agent services and custody administration services to the Fund.  GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is as follows:

Administration.  The Fund pays GFS a basis point fee* in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

-

10 basis points or 0.10% on the first $100 million in net assets

-

8 basis points or 0.08% on the next $150 million in net assets

-

6 basis points or 0.06% on net assets greater than $250 million

* The Fund is subject to a certain annual minimum fee.

Fund Accounting.  Total charges for Fund Accounting services include fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration.   GFS is paid monthly for certain transaction costs and receives a fee based on the annual rates as a percentage of average daily net assets as follows:

-

1.5 basis points or 0.015% on first $100 million of net assets

-

1 basis point or 0.01% on net assets greater than $100 million

The Fund has entered into a separate servicing agreement with Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, to provide a chief compliance officer for the Fund.   Under the terms of this agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended December 31, 2006, the Fund assessed $89 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

7.   CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 13, 2005, Ernst and Young, LLP resigned as independent registered public accounting firm of the Fund, and Briggs, Bunting & Dougherty, LLP was selected as the Fund’s new independent registered public accounting firm.  The selection of Briggs, Bunting & Dougherty, LLP was approved by the Fund’s audit committee and by the Fund’s Board of Directors.  Ernst and Young, LLP’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During such fiscal year, and through the date of Ernst and Young, LLP’s resignation, there were no disagreements between the Fund and Ernst and Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst and Young, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Boyar Value Fund, Inc., including the portfolio of investments, as of December 31, 2006, and the related statement of operations, for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the years in the three year period then ended December 31, 2004 were audited by other auditors whose report dated February 2, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boyar Value Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 12, 2007

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

December 31, 2006

 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July1, 2006 through December 31, 2006.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 – 12/31/06	Expense Ratio During Period ** 7/1/06 – 12/31/06
Actual	$1,000.00	$1,153.00	$9.50	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

December 31, 2006 (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on December 12, 2006, the Fund’s Board of Directors, including a majority of the Fund’s disinterested Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. Fund counsel summarized the Board’s responsibilities under the 1940 Act with respect to approving the continuance of these agreements, and the material factors that must be considered by the Board, including: 1) the nature and quality of the services provided by the Adviser, the Manager and their affiliates; 2) the cost to the Adviser, the Manager and their affiliates for providing such services, with special attention to profitability (and whether they realize economies of scale); 3) the direct and indirect benefits received by the Adviser or the Manager from their relationship with the Fund; and 4) comparative information as to the management and advisory fees, expense ratios and performance of  peer group of investment companies and other similar accounts managed by the Adviser.  The Board then reviewed Sarbanes Oxley requirements and other recent Fund governance developments and SEC rulemaking, including required disclosure of the Board’s contract renewal deliberations in shareholder reports, the Statement of Additional Information and proxy statements.

The Board reviewed the Adviser’s responses to a questionnaire regarding the renewal of advisory and management agreements, and the contents of the Adviser’s and the Manager’s most recent Form ADV filings, income statements and balance sheets. It was noted that there had been no material changes in either the Adviser’s or the Manager’s corporate structure or principle business activities that have occurred or were anticipated to occur, in the future.     The Board discussed the Adviser’s and Manager’s personnel and operations,.  The Board further noted that the Adviser has an affiliated broker dealer, Mark Boyar & Company, Inc., through which it executes trades for the Fund with competitive rates and execution.

The Board discussed Ladenburg’s personnel and operations, and remarked that Ladenburg also serves as Distributor for the Funds, for which it receives 12b-1 fees.  The Board then reviewed the services provided by the Adviser and the Manager under their respective agreements and the compensation that they receive, both before and after the Fund’s 175 basis point expense limitation.  The Independent Directors specifically noted the excellent continued performance by the Adviser in managing the Fund’s portfolio.

The Board reviewed statistical information as provided by Lipper Analytical, Inc. (“Lipper”) and compared Fund fees and expenses to those of a peer group comprised of multi-cap value funds. The Board noted that the Fund has a higher overall expense ratio than its peers, and relatively high combined management/advisory fee rates , but stated that many of the peer funds were part of significantly larger fund complexes that could spread fixed costs over a larger asset base. The Board noted that the Fund’s overall expense ratio (before giving effect to the expense limitation) had declined since the prior year. With respect to profitability, it was noted that the Adviser and the Manager have, since the Fund’s inception, and currently continue to, voluntarily waive fees and reimburse expenses, for an unspecified period subject to their right to discontinue that voluntary practice at any time, in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets.   It also was noted that, after giving affect to the fee waiver , the Adviser and the Manager were able to receive a portion of their respective advisory/management fees from the Fund ..  The Directors then discussed the written materials that were received before the Meeting, as well as the Adviser’s and the Manager’s oral presentations and all other information that the Board received at the Meeting (including Code of Ethics Certifications), and deliberated on the approval of the Investment Advisory and Management Agreement in light of at information.

The Independent Directors then met in executive session with Fund counsel.   Upon their return, they noted that they did not identify any single piece of information that was all-important or controlling and instead considered the above and below listed and other factors collectively in light of the Fund’s surrounding circumstances.  The Independent Directors expressed their desire that Mr. Boyar continue to manage the Fund using the same value style that he has consistently applied during his career , and that the Fund’s shareholders are benefiting from the Fund’s outperformance of the S&P 500.  The Independent Directors also noted that the Adviser has achieved such outperformance with a cash position in the Fund, which position was significantly reduced during 2006 .  They further noted that given the size of the Fund, none of the Fund nor the Manager or the Adviser in performing their respective services has achieved economies of scale.  The Independent Directors expressed their satisfaction that the Adviser, Manager and Distributor continue to waive fees and, to the extent necessary reimburse the Fund’s expenses as outlined above.  They noted that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving affect to the expense limitation ..   The Independent Directors noted the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel.  Finally, the Independent Directors stated that they considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits these entities may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that: (a) the terms of the Investment Advisory Agreement and the Management Agreement are fair and reasonable; (b) the Adviser’s and the Manager’s fees are reasonable in light of the services that they will provide to the Fund; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

TAX INFORMATION

December 31, 2006 (Unaudited)

During the fiscal year, the Fund paid a long-term capital gains distribution of $813,577.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.   For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keough-type plans and 403(b) plans need not be reported as taxable income.   However, many retirement plan trusts may need this information for their annual information reporting.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2006 (Unaudited)

The following table contains basic information regarding the Directors and Officers, respectively, that oversee operations of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTORS:
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 64	Chairman	Since Inception	President, Boyar Asset Management, Inc; President, Mark Boyar & Co., Inc.; Manger, Ebbets Field Association LLC; Partner, Boyar G.P. Holdings Ltd.	1	Chairman, Boyar G.P. Holdings Ltd.; Chairman, N.R.M.B. Management, Inc

DISINTERESTED DIRECTORS:
Jay R. Petschek C/O Corsair Capital Management, LLC 350 Madison Ave., 9th Floor New York, NY 10017 Age: 48	Director	Since Inception	Managing Member, Corsair Capital Management, LLC; Vice President, C.E. Unterberg, Towbin; Executive Vice President, Brean Murray & Co., Inc.; Managing Director, Steinberg Asset Management; General Partner, Corsair Capital Partners L.P.	1	Director, Dab-O-Matic Corp., Global Opportunity Partners Ltd., Recognition Media LLC
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 59	Director	Since Inception	President, Spartan Petroleum	1	Director, Griffon Corp.
A.F. Pertrocelli C/O United Capital Corp. 9 Park Place, 4th Floor Great Neck, NY 11021 Age: 63	Director	Since Inception	Chairman, President and CEO, United Capital Corp., Chairman, President and CEO, Prime Hospitality Corp.	1	Director, Philips International Realty Corp., Nathan’s Famous, Inc., Prime Hospitality Corp., United Capital Corp.
Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Boca Raton, FL 33487 Age: 57	Director	Since Inception	President, Kenco Communities	1	None
OFFICERS:
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 56	Chief Compliance Officer	June 2006 – present

President of Fund Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

				N/A	None
Andrew B. Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 37	President	June 2006 – present

President and Manager, Gemini Fund Services, LLC (3/2006-Present); Senior Vice President and Director of Administration (2001-2005), Manager Fund Compliance Services, LLC (3/2006-Present); Manager (since 3/2006) and President, (2004 – Present), GemCom, LLC; Vice President, JP Morgan Chase & Co. (1998 - 2001).

				N/A	None
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 37	Treasurer	June 2006 - present

Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 - Present); Vice-President, Fund Administration, Gemini Fund Services, LLC (2004 – Present); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

				N/A	None
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 44	Secretary	July 2005 - present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 - Present); In-house Counsel, The Dreyfus Funds (1999 - 2003)	N/A	None

(1) Each Director is elected to serve in accordance with the Articles of the Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

153 East 53rd Street, 49th Floor

New York, New York 10022

INVESTMENT ADVISER

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2005 - $13,000

2006 - $13,500

(b)

Audit-Related Fees

2005 - None

2006 - None

(c)

Tax Fees

2005 – $2,000

2006 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2005 - None

2006 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2005

2006

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2005 - $2,000

2006 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/9/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date

3/9/07

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/9/07

* Print the name and title of each signing officer under his or her signature.